Exhibit 10.11
                                                              -------------

              SEVERANCE PAY PLAN
                      OF
            MEDFORD CO-OPERATIVE BANK

    Effective as of November 8, 2000


                                  AMENDMENT
                                  ---------

      Effective as of June 11, 2003, Section 3.1 of the Plan shall be amended to read in its entirety as follows:

            Section 3.1    Severance Benefit for Employees.
                           -------------------------------

            (a) An Employee with at least one (1) year of Service whose employment with all Participating Employers is terminated under circumstances constituting an Involuntary Severance, other than for Cause, within twelve (12) months following or within three (3) months prior to a Change of Control shall be entitled, as severance pay, to a lump sum payment in an amount equal to two (2) weeks' Salary multiplied by the number of the Employee's whole years of Service. No Employee may receive more than twenty-six (26) weeks' Salary as a severance benefit under this Plan. Notwithstanding the foregoing, no Employee who is an Exempt Employee entitled to receive benefits under this Plan shall receive a severance benefit equal to less than twelve
      (12) weeks' Salary. The lump sum severance payment called for under this section 3.1 shall be made as soon as practicable after, but in no case later than five (5) business days following, the Employee's Involuntary Severance.

            (b) For purposes of section 3.1(a) an "Exempt Employee" shall mean, in the case of an Employee, an Employee who is not subject to the wage and hour standards imposed under the federal Fair Labor Standards Act.


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      IN WITNESS WHEREOF, this Amendment has been executed by the undersigned officer of Medford Co-operative Bank pursuant to authority given by resolution of the Board of Directors.

                                       MEDFORD CO-OPERATIVE BANK


                                       By /s/ Ralph W. Dunham
                                          ---------------------------------
                                          Name: Ralph W. Dunham
                                          Title: President and CEO

                                       By /s/ John A. Hackett
                                          ---------------------------------
                                          Name: John A. Hackett
                                          Title:


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